Exhibit (31)A

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Certifications

I, Gregg W. Steinhafel, certify that:

1.                                      I have reviewed this Quarterly Report on Form 10-Q/A of Target Corporation; and

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 29, 2013

/s/ Gregg W. Steinhafel

Gregg W. Steinhafel

Chairman, President and Chief Executive Officer